UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 3, 2016 (November 3, 2016)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other Jurisdiction

of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)

1001 Air Brake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 3, 2016, Westinghouse Air Brake Technologies Corporation (the “Company”) entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”), by and among the Company, the subsidiary guarantors names therein (collectively, the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), which supplemented the Indenture, dated August 8, 2013 (the “Base Indenture”), by and between the Company and the Trustee. The Second Supplemental Indenture establishes and provides for the issuance of guarantees by the Guarantors of the Company’s obligations with respect to the Company’s outstanding 4.375% Senior Notes due 2023 and amends the terms of the Base Indenture to provide for the potential issuance of guarantees of the Company’s obligations with respect to any other series of securities issued thereunder by the Company.

On November 3, 2016, the Company completed its offering and sale of $750.0 million aggregate principal amount of the Company’s 3.450% Senior Notes due 2026 (the “Senior Notes”). The offering and sale of the Senior Notes was made only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States only to non-U.S. persons in reliance on Regulation S under the Securities Act.

The Senior Notes were issued pursuant to the Base Indenture, as supplemented by the Second Supplemental Indenture and the Third Supplemental Indenture, dated November 3, 2016 (the “Third Supplemental Indenture”), by and among the Company, the Guarantors and the Trustee.

The Senior Notes will accrue interest at the rate of 3.450% per annum and be payable in cash semi-annually in arrears on each May 15 and November 15, commencing May 15, 2017. The Company’s obligations with respect to the Senior Notes are guaranteed initially by the Guarantors. The Senior Notes will mature on November 15, 2026. The Company may redeem the Senior Notes at any time and from time to time prior to August 15, 2026, in whole or in part, by paying a “make-whole” premium. On and after such date, the Company may redeem the Senior Notes, in whole or in part, at a price equal to the principal amount of the Senior Notes to be redeemed plus any accrued and unpaid interest to the redemption date. If the Company undergoes a change of control repurchase event, holders may request that the Company repurchase the Senior Notes in whole or in part for cash at a price equal to 101% of the principal amount of the Senior Notes to be purchased plus any accrued and unpaid interest to, but excluding, the repurchase date. If the closing of the share purchases contemplated by that certain Share Purchase Agreement, dated October 6, 2015, by and among Financiere Faiveley S.A., Famille Faiveley Participations, Francois Faiveley, Erwan Faiveley, FW Acquisition, LLC and the Company, as amended to date, does not occur on or prior to the Special Mandatory Trigger Date (as defined in the Third Supplemental Indenture). The special mandatory redemption price will be a price equal to 101% of the aggregate principal amount of the Senior Notes plus any accrued and unpaid interest to, but not including, the Special Mandatory Redemption Date (as defined in the Third Supplemental Indenture).

If an event of default with respect to the Senior Notes occurs, the principal amount of the Senior Notes, plus premium, if any, and accrued and unpaid interest may be declared immediately due and payable, subject to certain conditions. These amounts automatically become due and payable in the case of certain types of bankruptcy, insolvency or reorganization events of default involving the Company.

In connection with the issuance and sale of the Senior Notes, the Company and the Guarantors entered into a Registration Rights Agreement, dated as of November 3, 2016 (the “Registration Rights Agreement”), with the representatives of the several initial purchasers of the Senior Notes. Pursuant to the Registration Rights Agreement, the Company and the Guarantors have agreed to file with the Securities and Exchange Commission an exchange offer registration statement with respect to a proposed offer by the Company and the Guarantors to exchange for the Senior Notes and the guarantees thereof by the Guarantors a like aggregate principal amount of senior notes identical in all material respects to the Senior Notes exchanged (except for terms relating to additional interest and transfer restrictions) (such notes issued in exchange, the “Exchange Notes”) and related guarantees of the Exchange Notes by the Guarantors. The Company and the Guarantors also agreed to (i) use commercially reasonable efforts to complete a registered exchange offer not later than November 3, 2017 and (ii) if required, have a shelf registration statement declared effective with respect to the Senior Notes. If the Company fails to satisfy certain of its obligations under the Registration Rights Agreement, it will be required to pay additional interest on the Senior Notes equal to an additional 0.25% per annum during the 90-day period immediately following the occurrence of such default, which will increase by 0.25% per annum at the end of each subsequent 90-day period but in no event will exceed 0.50% per annum.

The foregoing is a summary of the material terms and conditions of the Indenture, as supplemented by the Second Supplemental Indenture and the Third Supplemental Indenture, and the Registration Rights Agreement and is not a complete discussion. Accordingly, the foregoing is qualified in its entirety by reference to the full text of (i) the Base Indenture incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on August 8, 2013, (ii) the Second Supplemental Indenture attached to this Current Report as Exhibit 4.2, (iii) the Third Supplemental Indenture attached to this Current Report as Exhibit 4.3 and (iv) the Registration Rights Agreement attached to this Current Report as Exhibit 4.5, each of which is incorporated herein by reference. A form of Senior Note is included in Exhibit 4.4.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

d)	Exhibits:

4.1	Indenture, dated August 8, 2013, by and between Westinghouse Air Brake Technologies Corporation and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on August 8, 2013).

4.2	Second Supplemental Indenture, dated November 3, 2016, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as Trustee.

4.3	Third Supplemental Indenture, dated November 3, 2016, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as Trustee.

4.4	Form of 3.450% Senior Note due 2026 (included in Exhibit 4.3).

4.5	Registration Rights Agreement, by and among Westinghouse Air Brake Technologies Corporation, the guarantors listed therein and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC, as representatives of the several initial purchasers named in the Purchase Agreement (as defined therein).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2016

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ David L. DeNinno
David L. DeNinno
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibits

4.1	Indenture, dated August 8, 2013, by and between Westinghouse Air Brake Technologies Corporation and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on August 8, 2013).

4.2	Second Supplemental Indenture, dated November 3, 2016, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as Trustee.

4.3	Third Supplemental Indenture, dated November 3, 2016, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as Trustee.

4.4	Form of 3.450% Senior Note due 2026 (included in Exhibit 4.3).

4.5	Registration Rights Agreement, by and among Westinghouse Air Brake Technologies Corporation, the guarantors listed therein and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC, as representatives of the several initial purchasers named in the Purchase Agreement (as defined therein).